SUBSCRIPTION AGREEMENT
AND
INVESTMENT LETTER

Wako Logistics Group, Inc.
Rm 3606-08, 36/F, Citibank Tower,
Citibank Plaza, 3 Garden Road,
Central, Hong Kong

Gentlemen:

This will acknowledge that the undersigned hereby irrevocably subscribes to purchase such number of shares (the “Securities”) of common stock at a purchase price of U.S. $1.00 per share of Wako Logistics Group, Inc., a Delaware corporation (the “Company”), as set forth on the signature page of this Agreement and for the purchase price also set forth on the signature page of this Agreement.

The undersigned acknowledges that the Securities purchased hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state that the Securities are being purchased for investment purposes only and not with a view to distribution or resale, or with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Securities in full compliance with all applicable provisions of the Act, the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Securities may be required to be held indefinitely, or an exemption from such registration is available, and that any sales of the Securities may require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

The Securities represented by this Certificate have not been registered under the Securities Act of 1993, as amended. These Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred in a transaction subject to the securities laws of the United States or any of its constituent jurisdictions without an effective Registration Statement for such Securities under the Securities Act of 1933, as amended, and applicable state or country securities laws, or an opinion of counsel satisfactory to the Company to the effect that registration is not required under such Act and such state securities laws.

In connection with the purchase of the Securities, the undersigned acknowledges that the Company will be relying on the information and on the representations set forth herein, and the undersigned hereby represents, warrants, agrees and acknowledges that:

(a)	The undersigned has not received any general solicitation or general advertising regarding the purchase for the Securities;

(b)
The undersigned represents that he is a resident of the state or country set forth below his name at the foot of this subscription agreement and investment letter and he has received all information and documents he deems necessary to make an investment decision;

(c)	There is no finder in connection with this transaction;

(d)
The undersigned has sufficient knowledge and experience of financial and business matters so that the undersigned is able to evaluate the merits and risks of purchasing the Securities and the undersigned has had substantial experience in previous purchases of securities for which no trading market exists;

(e)
The undersigned understands the meaning of the first three paragraphs of this subscription agreement and investment letter, and that a restrictive legend will be placed upon the transfer records for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws;

(f)
There is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities of any part thereof, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(g)
The Securities may not be sold without the express written consent of the Company for a period of two (2) years from the date of issuance and a legend to such effect shall appear on the certificate representing such Securities; and

(h)	He is an “accredited investor” as defined under Section 501 of the rules and regulations promulgated thereunder of the Act.

(i)
The undersigned is not a U.S. citizen and/or U.S. resident and in connection with the undersigned’s purchase of the Securities, the undersigned has not directly and/or indirectly been contacted by and/or contacted any person and/or entity in the United States and/or any of its territories.

Except for rescission rights, if any, that may be provided under applicable laws or rights stated herein, the undersigned is not entitled to cancel, terminate, or revoke this subscription or rights stated herein, and any agreements made in connection herewith shall survive the undersigned’s death or disability.

This Agreement may not be transferred or assigned by the undersigned.

This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change discharge, or termination is sought.

THE SECURITIES OF THE COMPANY WHICH MAY BE PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING, ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Dated: ____September, 2005

SUBSCRIBERS COMPLETE AND SIGN HERE:

Print Name: _______________________________

________________________________________
Signature

________________________________________
Residence Address (No Post Office Box Numbers)

________________________________________
Number of Shares of Common Stock Subscribed For

* * * * *

The foregoing subscription is hereby accepted by Wako Logistics Group, Inc. as of the _____ day of September, 2005 for the number of shares of common stock appearing above.

WAKO LOGISTICS GROUP, INC.

By:
Name: Dr. Chris Wood
Title: Chief Executive Officer